UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 19, 2016 (December 31, 2015)

Global Medical REIT Inc.

(Exact name of registrant as specified in its charter)

Maryland	8091371022	46-4757266
(State or other jurisdiction of incorporation)	(Commission File No.)	(IRS Employer Identification No.)

4800 Montgomery Lane, Suite 450 Bethesda, MD	20814
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code	202-524-6851

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

EXPLANATORY NOTE

On December 31, 2015, Global Medial REIT Inc. (the “Company”) closed on a Purchase Agreement (the “Agreement”) to acquire a six building, 52,266 square-foot medical clinic portfolio for a purchase price of $20.0 million. The Agreement includes the following facilities: G.I.C.M. REAL ESTATE, LLC, a Tennessee limited liability company, G.I.C.M GERMANTOWN, LLC, a Tennessee limited liability company, BARTLETT MEDICAL COMPLEX, LLC, a Tennessee limited liability company, G.I. DIAGNOSTIC AND THERAPEUTIC CENTER RENTAL COMPANY, LLC, a Tennessee limited liability company, GASTROENTEROLOGY CENTER OF THE MIDSOUTH RENTAL COMPANY, LLC, a Tennessee limited liability company, and G.I.C.M. DESOTO, LLC, a Mississippi limited liability company. The portfolio will be leased back to Gastroenterology Center of the Mid-South, P.C. via an absolute triple-net lease agreement that expires in 2027. The tenant has two successive options to renew the lease for five year periods on the same terms and conditions as the primary non-revocable lease term with the exception of rent, which will be computed at the same rate of escalation used during the fixed lease term.

This Current Report on Form 8-K/A amends Item 9.01 of the original Form 8-K filed on January 7, 2016 to present certain financial information of Gastroenterology Center of the Mid-South, P.C., the tenant.

Item 9.01	Financial Statements and Exhibits

(a)	Financial Statements of Business Acquired

The audited consolidated balance sheets as of December 31, 2015 and 2014 of Gastroenterology Center of the Mid-South, P.C, and subsidiary, and the consolidated statements of operations, consolidated statements of changes in stockholder’ equity, and consolidated statements of cash flows for the years ended December 31, 2015 and 2014, the notes to consolidated financial statements and the Independent Auditor’s Report are filed as Exhibit 99.1 to this Current Report on Form 8-K/A and are incorporated by reference herein.

The unaudited consolidated balance sheet as of March 31, 2016 of Gastroenterology Center of the Mid-South, P.C, and subsidiary, and the consolidated statement of operations, consolidated statement of changes in stockholder’ equity, and statement of cash flows for the quarter ended March 31, 2016, and the notes to consolidated financial statements are filed as Exhibit 99.2 to this Current Report on Form 8-K/A and are incorporated by reference herein.

(b)	Pro-forma Financial Information

Not applicable.

(d)	Exhibits

23.1	Consent of Watkins Uiberall, PLLC

99.1	Audited consolidated balance sheets as of December 31, 2015 and 2014 of Gastroenterology Center of the Mid-South, P.C, and subsidiary, and the consolidated statements of operations, consolidated statements of changes in stockholder’ equity, and consolidated statements of cash flows for the years ended December 31, 2015 and 2014, the notes to consolidated financial statements and the Independent Auditor’s Report.

99.2	Unaudited consolidated balance sheet as of March 31, 2016 of Gastroenterology Center of the Mid-South, P.C, and subsidiary, and the consolidated statement of operations, consolidated statement of changes in stockholder’ equity, and statement of cash flows for the quarter ended March 31, 2016, and the notes to consolidated financial statements.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Global Medical REIT Inc.

Date: July 19, 2016	By:	/s/ David Young
David Young
Chief Executive Officer (Principal Executive Officer)

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